EXHIBIT NO. 24
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 8th day of March, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Peter B. Lewis                        Director, Chairman, President and CEO
------------------------------------
Peter B. Lewis

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 28th day of February, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Jeffrey W. Basch
------------------------------------
Jeffrey W. Basch                                     Chief Accounting Officer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 2nd day of March, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Charles B. Chokel                 Director and CEO - Investments and Capital
------------------------------------  Management
Charles B. Chokel

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 29th day of February, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Milton N. Allen
------------------------------------
Milton N. Allen                                      Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 6th day of March, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ B. Charles Ames
------------------------------------
B. Charles Ames                                      Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 3rd day of March, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Stephen R. Hardis
------------------------------------
Stephen R. Hardis                                    Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 29th day of February, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Norman S. Matthews
------------------------------------
Norman S. Matthews                                   Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 29th day of February, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Donald B. Shackelford
------------------------------------
Donald B. Shackelford                                Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 3rd day of March, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Glenn M. Renwick                     Director and Ceo - Insurance Operations
------------------------------------
Glenn M. Renwick

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 1st day of March, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Janet Hill
------------------------------------
Janet Hill                                           Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 2nd day of March, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ Charles A. Davis
------------------------------------
Charles A. Davis                                     Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 29th day of February, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ James E. Bennett, III
------------------------------------
James E. Bennett, III                                Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter B. Lewis, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1999, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 1st day of March, 2000.


                                                     Position(s) with
Signature                                            the Progressive Corporation
---------                                            ---------------------------



/S/ W. Thomas Forrester
------------------------------------
W. Thomas Forrester                        Treasurer and Chief Financial Officer